                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                 March 27, 2003
                                 --------------

                       COCA-COLA BOTTLING CO. CONSOLIDATED
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                         0-9286                            56-0950585
           --------                         ------                            ----------
(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification No.)
      of incorporation)


              4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (704) 557-4400
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

On March 21, 2003, Coca-Cola Bottling Co. Consolidated (the "Company") agreed to sell $100,000,000 aggregate principal amount of its 5.30% Senior Notes due 2015 (the "Notes") in a public offering through Salomon Smith Barney Inc., Wachovia Securities, Inc., SunTrust Capital Markets, Inc. and Fleet Securities, Inc. (collectively, the "Underwriters") pursuant to an Underwriting Agreement dated as of March 21, 2003 by and among the Company and Salomon Smith Barney Inc. and Wachovia Securities, Inc. as Representatives of the several underwriters named therein. The closing of the sale of the Notes occurred earlier today. The Notes are registered on a Registration Statement on Form S-3 (Registration No. 333-71003) as filed with the Securities and Exchange Commission. Final versions of the Underwriting Agreement and the form of the Notes are filed herewith.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements. Not applicable.

        (b) Pro Forma Financial Information. Not applicable.

        (c) Exhibits. The following exhibits are being filed herewith:

            1.1 Underwriting Agreement, dated as of March 21, 2003, by and among the Company and Salomon Smith Barney Inc. and Wachovia Securities, Inc. as Representatives of the several underwriters named therein.

            4.1  Form of 5.30% Senior Note Due 2015

            5.1  Opinion of Kennedy Covington Lobdell & Hickman, L.L.P.

            12.1 Computation of Ratio of Earnings to Fixed Charges

            23.1 Consent of Kennedy Covington Lobdell & Hickman, L.L.P.
                 (included in Exhibit 5.1)

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   COCA-COLA BOTTLING CO. CONSOLIDATED
                                               (REGISTRANT)




Date: March 27, 2003           BY:    /s/ David V. Singer
                                  ----------------------------------------------
                                                 David V. Singer
                                   Principal Financial Officer of the Registrant
                                                      and
                                    Executive Vice President and Chief Financial
                                                    Officer

                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC

                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Date of Event Reported:                                      Commission File No:
March 27, 2003                                                     0-9286

                       COCA-COLA BOTTLING CO. CONSOLIDATED

                                  EXHIBIT INDEX

Exhibit No.                               Exhibit Description
-----------                               -------------------

   1.1 Underwriting Agreement, dated as of March 21, 2003, by and among Coca-Cola Bottling Co. Consolidated and Salomon Smith Barney Inc. and Wachovia Securities, Inc. as Representatives of the several underwriters named therein.

   4.1                  Form of 5.30% Senior Note Due 2015

   5.1                  Opinion of Kennedy Covington Lobdell & Hickman, L.L.P.

   12.1                 Computation of Ratio of Earnings to Fixed Charges

   23.1                 Consent of Kennedy Covington Lobdell & Hickman, L.L.P.
                        (included in Exhibit 5.1)